Exhibit 99.2

LANDAUER, INC. Fiscal 2012 Fourth Quarter and Year End Results December 11 th , 2012

2 Safe Harbor Statement Some of the information shared here (including, in particular, the section titled “Fiscal 2012 Outlook”) constitutes forward - looking statements that are based on assumptions and involve certain risks and uncertainties . These include the following, without limitation : assumptions, risks and uncertainties associated with the Company’s development and introduction of new technologies in general ; the ability to protect and utilize the Company’s intellectual property ; continued customer acceptance of the InLight technology ; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats ; military and other government funding for the purchase of certain of the Company’s equipment and services ; the impact on sales and pricing of certain customer group purchasing arrangements ; changes in spending or reimbursement for medical products or services ; the costs associated with the Company’s research and business development efforts ; the usefulness of older technologies and related licenses and intellectual property ; the effectiveness of and costs associated with the Company’s IT platform enhancements ; the anticipated results of operations of the Company and its subsidiaries or ventures ; valuation of the Company’s long - lived assets or business units relative to future cash flows ; changes in pricing of products and services ; changes in postal and delivery practices ; the Company’s business plans ; anticipated revenue and cost growth ; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions ; the risks associated with conducting business internationally ; costs incurred for potential acquisitions or similar transactions ; other anticipated financial events ; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long - term financing ; the timing and extent of changes in interest rates ; the level of borrowings ; foreign exchange rates ; government regulations ; accreditation requirements ; changes in the trading market that affect the cost of obligations under the Company’s benefit plans ; and pending accounting pronouncements . These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today . These risks and uncertainties also may result in changes to the Company’s business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses . Use of Non - Generally Accepted Accounting Principles (“GAAP”) Financial Measures : In evaluating the Company’s financial performance and outlook, management uses EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow . These are non - GAAP measures . Management believes that such measures supplement evaluations using operating income, net income, and diluted earnings per share and other GAAP measures, and are a useful indicator for investors . These indicators can help readers gain a meaningful understanding of the Company’s core operating results and future prospects without the effect of non - recurring and non - cash items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and debt repayment . Investors should recognize that these non - GAAP measures might not be comparable to similarly titled measures of other companies . These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States . The included tables reconcile non - GAAP measures to those measures prepared in accordance with accounting principles generally accepted in the United States . Additional information may be obtained by reviewing the information set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10 - K for the year ended September 30 , 2011 , and other reports filed by the Company from time to time with the Securities and Exchange Commission . During the past several years, the Company has been engaged in an initiative to re - engineer many of its business processes and replace significant components of its information technology systems . A principal component of this initiative is the implementation of new enterprise resource planning software and other applications to manage certain business operations . This enhancement of the Company’s IT platform has been a complex project and has involved extensive customization of the Company’s software and IT systems . In July 2012 , the enhanced IT platform became operational . Although the Company has been encouraged by its experience with the enhanced platform during the first few weeks of the platform’s start - up phase, there can be no assurance that, during the remainder of this start - up phase, the new platform will continue to maintain its functionality at the levels anticipated or otherwise meet the Company’s business and operational objectives . If unforeseen problems arise, the Company’s operations could be adversely impacted, including the ability of the Company to perform one or more of the following in a timely manner : customer quotes, customer orders, product shipment, customer services and support, order billing and tracking, contractual obligations fulfillment and related operations . As previously disclosed, the Company expects to incur ongoing maintenance expenditures for the new IT platform at levels higher than the Company traditionally experienced under its prior platform . Unforeseen problems with the new platform could increase further such expenditures .

3  Consolidated revenue grew 23 percent to $37.4 million  Consolidated gross profit grew 14 percent to $20.3 million on increased revenue and mix  Radwatch System shipments of $2.7 million during the fourth quarter to the military and first responders markets  Medical Products segment contributed $3.1 million in Q4  Operating income of $1.2 million, includes $6.5 million expense related to: » Non - recurring asset abandonment charges, $3.4 million » IT Platform Enhancement, $1.0 million » Acquisition and reorganization related expense, $1.8 million » Non - cash stock based compensation expense, $0.3 million  GAAP net income of $0.7 million, or $0.07 per diluted share, included: » $0.59 of non - recurring and non - cash charges, after giving effect to tax  Dividend paid of $0.55 per share for the fourth fiscal quarter of fiscal 2012 » Providing an annual dividend rate of $2.20 » Paid on October 2, 2012 ▪ Q4 Adjusted EBITDA of $11.9 million and YTD Adjusted Free Cash Flow of $38.7 million Fiscal 2012 Fourth Quarter Highlights $24,577 $26,593 $5,958 $7,752 $3,087 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Q4 2011 Q4 2012 Thousands Revenues Radiation Measurement Medical Physics Medical Products $6,923 $407 $121 - $ 185 $997 ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2011 Q4 2012 Thousands Operating Income Radiation Measurement Medical Physics Medical Products

4  Consolidated revenue grew 27 percent to $152.4 million  Consolidated gross profit grew 19 percent to $87.0 million on increased revenue and mix  Radwatch System shipments of $4.7 million during 2012 to the military and first responders markets  Medical Products segment contributed $13.5 million in 2012  Operating income of $ 28.2 million, includes $12.3 million expense related to: » Non - recurring asset abandonment charges, $3.4 million » IT Platform Enhancement, $2.2 million » Acquisition and reorganization related expense, $4.3 million » Non - cash stock based compensation expense, $2.4 million  GAAP net income of $19.3 million, or $2.03 per diluted share, included: » $0.94 of non - recurring and non - cash charges, after giving effect to tax  Dividend paid of $2.20 per share for fiscal 2012 ▪ 2012 Adjusted EBITDA of $54.2 million and YTD Adjusted Free Cash Flow of $38.7 million Fiscal 2012 Full - Year Highlights $99,868 $107,922 $20,590 $30,937 $13,541 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 FY 2011 FY 2012 Thousands Full - Year Revenues Radiation Measurement Medical Physics Medical Products $35,373 $21,530 - $490 $1,334 $5,297 ($1,000) $4,000 $9,000 $14,000 $19,000 $24,000 $29,000 $34,000 $39,000 FY 2011 FY 2012 Thousands Full - Year Operating Income Radiation Measurement Medical Physics Medical Products

LANDAUER

Landauer Strategy Overview


Strategic Priorities
1. Optimize Core
2.Competitive Growth
3. Strategic Expansion
Deliver Upside Growth
Value Creation

Optimize the Core

- New Management/ Structure
  - Chief Financial Officer Q1'12
  - Radiation Measurement Segment Q3'12
  - Controller & Chief Accounting Officer Q4'12
  - President, Medical Products Q1'13
- R&D Investment
  - Military/ Next Gen Dosimetry Platform
- IT Platform Enhancement
  - Go Live July '12
  - Full System Functionality/ Financial Close Q4'12

Competitive Growth

- OSL / InLight – Int'l. expansion
- New Channels and Geographies
  - Military, First Responder
  - $20 million Orders Rec'd to date
  - FYE 2012 Revenue $7.1 million
- New Products/ Existing Channel
  - Next Gen Dosimetry Platform
  - Patient Monitoring

Strategic Expansion

- Radiation Safety Continuum Execution:
  - Medical Physics acquisitions
    - Transition to Landauer Brand Q4'12
  - IZI Medical Products Acquisition
  - Leverage core competencies and footprint to expand market/ service/ product opportunities

5

Therapeutic / Diagnostic Accessories Information Imaging Physics Therapy Physics Patient Monitoring Occupational Monitoring Consulting Strategic Expansion Existing Services with Penetration Opportunities* Complementary Adjacent Products / Services _____________________ (1) Average Revenue per Facility greater than $405K. The Radiation Safety Continuum 6 Medical Products Medical Physics Radiation Measurement Greater than $1.5 Billion Market Opportunity “Dose Accuracy” “Dose to Worker” “Dose to Patient”

Addressable Markets 2005 2010 2011 2012 Occupational Monitoring Radon Military Emergency Response Forensics Dose Reconstruction Patient Dose Consumer Radiation Radiation Markers Radiation Shielding Occupation Monitoring Radiation Instruments Radiation Measurements Patient Dose Information Management Commissioning Data Analytics Peak Demand Services Imaging Therapy Radiation Measurements Center For Innovation = OUR ROADS TO GROWTH IN EXCESS OF $1.5 BILLION GLOBAL MARKET POTENTIAL Strategy Overview Through the Lens of 2012 7

8 Competitive Growth Expanding Global Military Relationships  The U.S. military has now issued orders in excess of $20 million to upgrade its tactical dosimetry capabilities, and dosimetry laboratory • Radwatch system shipments in Q4’12 x $2.7 million primarily to the United States Military • FY 2012 Revenue $6.6 million • Pursuing additional orders with the Military and First Responders markets ▪ Recognition of global military interest in the Radwatch system - discussions with six additional military organizations outside of the U.S. Progress with Emergency Responder Markets ▪ Shipped the first FEMA emergency response order in Q1, with additional FEMA shipments in Q2, Q3 and Q4 ▪ Issued 275,000 badges and currently monitoring ~100,000 Fukushima area individuals in Japan, which reinforces emergency response credibility • Approximately $3.3 - $3.5 million of incremental revenue in Nagase - Landauer, our Japan joint venture. Landauer impact reflected in equity earnings. Expansion of Nuclear Footprint  Continuing to pursue additional global nuclear power plant installations  Landauer’s current market share 53 percent in Q4’12 from 32 percent in Q4’11

Military and Emergency Response Market Opportunity  Expanding application of next generation technology to pursue global military and first responder radiation monitoring markets  The U.S. military has now issued orders in excess of $20 million to upgrade its tactical dosimetry capabilities, and dosimetry laboratory • Military tactical Radwatch system shipments began in Q3’12 • Pursuing additional orders with Military and First Responders markets ▪ Recognition of global military interest in the Radwatch system - discussions with six additional military organizations outside of the U.S. ▪ Developing mutual aid response strategy to synchronize first responders (National/ State/ Local), the nuclear industry, and medical trauma centers ▪ Shipped first FEMA emergency response orders in Q1, with additional FEMA shipments in Q2, Q3 and Q4 9

10 Strategic Expansion Medical Physics  Medical Physics produced $7.8 million in revenues for fourth quarter 2012; represents growth of more than 30 percent from prior year period  Ongoing efforts to increase episodic premium services, leveraging a relatively fixed cost structure  Continued focus on driving growth and profitability translated to another quarter of positive operating income, operating margin 7.3 percent  Operating Income $0.6 million Q4 FY 2012  Full YTD 2012 Operating income $2.1 million; a $2.6M increase over prior year

Nationally Recognized Top 15 Health System 11 • Incremental Opportunity $2M • Strategy: - Verifii ™Quality Dashboards - C ontinued CEO Executive Sponsor Landauer Medical Physics Leadership and Oversight Across System: Physicist and Oncologist tied at the hip

12 Strategic Expansion Medical Products  Medical Products segment generated revenues of $3.1 million for fourth quarter 2012  Operating income was $1.0 million with an operating margin 32.3 percent for fourth quarter 2012  Operating Income was $5.3 million with an operating margin 39.1 percent for the full year 2012 (10.5 months of fiscal year; acquired November 2011)

IZI Medical Market Map Spherz Radiation Therapy 13

14 Optimize the Core Systems Initiative Update  Went “Live” in July 2012  Full order to cash functionality ; Successful Full Year financial close September 2012  Substantial expense incurred throughout the fourth quarter 2012 in support of the stabilization of the system: – In fiscal 2012, $2.2 million ($1.4 million net of tax) of non - recurring expense spending to support the successful completion of the Company’s systems initiative and the related post implementation support – Incremental depreciation and amortization over fiscal 2011 of $1.0 million ($0.7 million net of tax) related to the deployment of the final phase of the Company’s systems initiative in the fourth fiscal quarter of fiscal 2012  Measured approach to the phased implementation has paid dividends – Minimized the risk of any disruptions to customers or on Landauer daily operations – Remain positioned to realize the operational efficiencies of the new systems over the long - term

LDR IT Evolution: 2006 - 2012 Applications (since 2007) Infrastructure (since 2007) • Customer Records - o ver 500M records migrated from IBM legacy system to new IT System platform • Data Center Co - location Strategy – implemented in FY12. Disaster Recovery / Risk Mitigation: total investment to date $1.75M • Landauer Databases - 250% increase in databases supported: 75  300 • Landauer Application Servers - 320% growth in servers: 45  196 2003 Luxel + Technology introduced 2005 InLight Product Technology released 2007 • COMET Program started • 229 Applications Supported 20 10 • Nagase Landauer online w/ ILS • COMET Phase 1 Finance released 20 09 • First ILS Software Solution Developed • SIS and RadWizard released to market 20 11 • COMET Phase 2.0 myLDR.com • RadWizard 2.0 released • MyLDR.com - 6000+ Customers vs. 3000 Customers on IBM legacy systems • RadWatch Military / Emergency Response Software - enabled $7.1M revenue achievement in FY12 • MicroStar Software Platform – over 400 Customers supported since 2007. Enabled $9M one - time revenue, and $500K recurring revenue since 2011 • Independent Laboratory Systems – 15 Global Customer installations / infrastructure support since April, 2009 • RadWizard Data Management System – Over 450 Customers / 150K participants monitored • Customer Facing Solutions – 45 developed since 2007 • Application Portfolio – over 300 different application solutions supported: customers & internal solutions 20 12 • COMET Phase 3.0 ,myLDR.com 2.0 • RadWizard 3.0 released Landauer I/T Org: Basis of Support 15

FY 2013 Outlook 16 Fiscal 2013 Outlook ▪ Expected Revenue $164 to $168 million, which includes a full fiscal year of contributions from the IZI Medical Products acquisition, versus 10.5 months in fiscal 2012 ▪ Adjusted EBITDA of $55 to $58 million ▪ Net Income of $21 to $23 million FY 2013 Outlook vs. FY 2012 Actual ▪ New IT Platform Enhancement Expenses: $5.6M incremental (Non - cash $2.4M) ▪ Non - cash Stock Based Compensation Expense: $1.2M incremental

FY 2013 Outlook vs. FY 2012 Actual New IT Platform Enhancement Expenses – Depreciation/ Steady State/ Customer Service / Implementation/ Stabilization expenses: • Total FY 2013 vs. FY 2012 $5.6M increased expense – Depreciation, additional $2.4M » Split between COG’s ($1.4M) and SG&A ($1.0M) – Ongoing Steady State expenses, additional $2.4M – Customer Service Support expense, $1.0M; declines over time – FY 2012 Implementation Expense ($1.2M ) – eliminated in FY 2013 – Non - recurring stabilization expense, $908k 17 2011 2012 2013 Implementation Expense 1,185 1,172 - Depreciation 1,005 1,914 4,282 Cust. Service 1,100 Comet Steady State - 2,388 Comet Stabilization Expense 983 1,891 Total 2,190 4,069 9,661

FY 2013 Outlook vs. FY 2012 Actual Non - Cash Stock Based Compensation – FY 2013 Forecast $3.6M – FY 2012 Actual $2.4M – Delta $1.2M 18

19 Dividend Policy Dividend Policy • Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the fourth quarter of fiscal 2012 – This represents an annual rate of $2.20 per share, consistent with fiscal 2011 levels – For the fourth fiscal quarter, the dividend was paid on October 2, 2012 to shareholders of record on September 7, 2012

Questions? Fiscal 2012 Fourth Quarter and Year End Results December 11 th , 2012